Bretton Fund (BRTNX) a series of PFS Funds 1939 Friendship Drive, Suite C El Cajon, California 92020 Supplement dated February 13, 2015

To the Fund’s Prospectus dated May 1, 2014, as supplemented from time to time.

Special Meeting of Shareholders

     At a special meeting of the Board of Trustees of the Trust held on February 11, 2015, the Trustees approved an investment advisory agreement between PFS Funds, on behalf of the Bretton Fund (the “Fund”), and Bretton Capital Management, LLC (“Bretton”), the Trust’s current investment adviser, pending shareholder approval. The approval of this arrangement has been necessitated due a transaction whereby Mr. Stephen Dodson, the sole owner of Bretton, will sell 50% of his interest in Bretton to Mr. Raphael de Balmann (the “Transaction”). The Transaction, which is scheduled to be effective on April 30, 2015 will terminate the existing advisory agreement for the Fund. Shareholders are being asked to consider the approval of a new investment advisory agreement with Bretton at a special meeting of shareholders to be held on or about April 20, 2015. Following the Transaction, Mr. Balmann will become co-portfolio manager to the Fund along with Mr. Dodson who has managed the Fund since its inception.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE